EXHIBIT 21

                      SUBSIDIARIES OF WACHOVIA CORPORATION

The following table sets forth the subsidiaries of Wachovia Corporation on December 31, 1999. The financial statements of all subsidiaries are included in the consolidated statements of Wachovia Corporation and subsidiaries.

                                                                                   Organized under the laws of:
                                                                                   ----------------------------
Wachovia Bank, N.A.                                                                     the United States
     Wachovia International Banking Corporation(1)                                      the United States
     Wachovia Leasing Corporation                                                       North Carolina
     Wachovia Insurance Services, Inc.                                                  North Carolina
     Greenville Agricultural Credit Corporation                                         North Carolina
     Barry, Evans, Josephs & Snipes, Inc.                                               North Carolina
         Mecklenburg Securities Corporation                                             North Carolina
     Wachovia Mortgage Company                                                          North Carolina
         New Salem, Inc.                                                                North Carolina
     Wachovia Mortgage Reinsurance Company                                              Vermont
     Wachovia Auto Leasing Company                                                      Georgia
     WMCS, Inc.                                                                         Georgia
     Wachovia Capital Associates, Inc.                                                  Georgia
     Wachovia Insurance Services of South Carolina, Inc.                                South Carolina
     First National Properties, Inc.                                                    South Carolina
     Mulberry Corporation                                                               Virginia
         G.C. Leasing, Inc.                                                             Virginia
         North Hart Run, Inc.                                                           Virginia
     New Salem of Virginia, Inc.                                                        Virginia
     S. Brooke, Corporation                                                             Virginia
Central Fidelity Properties, Inc.                                                       Virginia
Central Fidelity Services, Inc.                                                         Virginia
CFB Insurance Agency, Inc.                                                              Virginia
Jefferson Properties, Inc.                                                              Virginia
Southern Provident Life Insurance Company                                               Arizona
Atlantic Savings Bank, FSB                                                              the United States
     Atlantic Mortgage Corporation of South Carolina, Inc.                              South Carolina
Wachovia Investments, Inc.                                                              North Carolina
Wachovia Corporate Services, Inc.                                                       North Carolina
Wachovia Operational Services Corporation                                               North Carolina
Wachovia Trust Services, Inc.                                                           North Carolina
Wachovia Exchange Services, Inc.                                                        North Carolina
Silas Technologies, Inc.                                                                North Carolina
ISC Realty Corporation                                                                  North Carolina
ISC Futures Corporation                                                                 North Carolina
CTFA, Inc.                                                                              North Carolina
CTFA Holdings, LLC(2)                                                                   North Carolina
     IJL Financial Inc.                                                                 North Carolina
     IJL Holdings, Inc.                                                                 North Carolina
         Cap Trust Financial Advisors, LLC(3)                                           North Carolina
The First National Bank of Atlanta (Delaware)                                           the United States
OFFITBANK                                                                               New York
     OFFITBANK Greater China, Inc.                                                      New York
     OFFITBANK Latin America Fund, Inc.                                                 New York
     OFFITBANK Energy Fund, Inc.                                                        New York
     OFFITBANK M-R Securities, Inc.                                                     New York
     OFFITBANK Derivatives, Inc.                                                        Delaware
     OFFITBANK Cross Market Fund, Inc.                                                  New York


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

SUBSIDIARIES (Continued)

                                                                                   Organized under the laws of:
                                                                                   ------------------------------
Wachovia Bank Card Services, Inc.                                                       Delaware
Financial Life Insurance Company of Georgia                                             Georgia
The Wachovia Insurance Agency of Georgia, Inc.                                          Georgia
First Atlanta Lease Liquidating Corporation                                             Georgia
     Wachovia Corporation of Florida                                                    Florida
The Johnson Lane Space Smith Corporation                                                Georgia
     Rhodes-Jennings Building, Inc.                                                     Georgia
     Scarritt Building, Inc.                                                            Georgia
     JLSS Equity, Inc.                                                                  Georgia
Wachovia Corporation of Alabama                                                         Alabama
Wachovia Corporation of Tennessee                                                       Tennessee
Wachovia Securities, Inc.                                                               North Carolina
Wachovia Capital Investments, Inc.                                                      Georgia
     Wachovia International Capital Corporation                                         Georgia
         WSH Holdings, Ltd.                                                             Cayman Islands, British
                                                                                             West Indies
              Banco Wachovia, S.A.(4)                                                   Brazil
     Wachovia International Servicos Limitada(5)                                        Brazil
Wachovia Capital Trust I                                                                Delaware
Wachovia Capital Trust II                                                               Delaware
Wachovia Capital Trust V                                                                Delaware
Central Fidelity Capital Trust I                                                        Delaware
Wachovia Community Development Corporation                                              North Carolina
Dogwood Finance 1 Limited                                                               United Kingdom
First Atlanta Corporation                                                               Georgia
Hunt, Dupree, Rhine & Associates, Inc.                                                  South Carolina
Parchment Finance I Corporation                                                         Delaware
Retirement Plans Securities, Inc.                                                       South Carolina
Wachovia Trust Company                                                                  Florida

------------------------------------
(1)  Organized under Chapter 25(a) of the Federal Reserve Act of the United
     States.
(2)  CTFA Holdings, LLC is owned 99% by Wachovia Corporation and 1% by CTFA,
     Inc.
(3) IJL Holdings, Inc. owns 100% voting membership interest and IJL Financial, Inc. owns 100% nonvoting membership interests, respectively, in CapTrust Financial Advisors, LLC.
(4) Banco Wachovia, S.A., is owned 99.999214% by WSH Holdings, Inc. and .000786% by Wachovia International Capital Corporation.
(5) Wachovia International Servicos Limitada is owned 99% by Wachovia Capital Investments, Inc. and 1% by Wachovia International Capital Corporation.



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